UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): June 8, 2005


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       0-11688                95-3889638
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

     Lakepointe Centre I,
  300 E. Mallard, Suite 300
        Boise, Idaho                                               83706
(Address of principal executive                           ----------------------
          offices)                                               (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 8.01. OTHER EVENTS

On June 8, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES AWARD OF TRANSPORT, TREATMENT AND DISPOSAL CONTRACT". The press release, dated June 8, 2005, is attached as Exhibit 99 and incorporated by reference herein.


  Exhibit 99 Press Release, dated June 8 2005, entitled "AMERICAN ECOLOGY ANNOUNCES AWARD OF TRANSPORT, TREATMENT AND DISPOSAL CONTRACT"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN ECOLOGY CORPORATION
                                                    (Registrant)



Date:  June 8, 2005                          By: /S/  James R. Baumgardner
                                                --------------------------------
                                                      James R. Baumgardner
                                                      Senior Vice President,
                                                      Chief Financial Officer,
                                                      Secretary and Treasurer


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
                                  EXHIBIT INDEX


 Exhibit       Description
----------     -----------------------------------------------------------------

Exhibit 99 Press Release dated June 8, 2005 titled "AMERICAN ECOLOGY ANNOUNCES AWARD OF TRANSPORT, TREATMENT AND DISPOSAL CONTRACT"


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